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                             THE VANTAGEPOINT FUNDS

                         VANTAGEPOINT MONEY MARKET FUND
                   VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND

  Supplement dated July 9, 2004 to the Prospectus dated May 1, 2004, as amended

        This supplement revises certain disclosures in the Prospectus and provides new information in addition to that contained in the Prospectus and should be read in conjunction with the Prospectus.

MONEY MARKET FUND

The name of the portfolio in which the Money Market Fund invests 100% of its assets has been changed from the Short-Term Investments Co. Liquid Assets Portfolio to the Short-Term Investments Trust Liquid Assets Portfolio.

ACCORDINGLY, ALL REFERENCES IN THE PROSPECTUS TO THE SHORT-TERM INVESTMENTS CO. LIQUID ASSETS PORTFOLIO SHOULD BE REPLACED WITH THE SHORT-TERM INVESTMENTS TRUST LIQUID ASSETS PORTFOLIO.

AGGRESSIVE OPPORTUNITIES FUND

EFFECTIVE JUNE 7, 2004, WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT") TRANSFERRED CERTAIN INVESTMENT PERSONNEL TO WELLINGTON MANAGEMENT INTERNATIONAL LTD. IN ANTICIPATION OF THIS TRANSFER, THE BOARD OF DIRECTORS OF THE VANTAGEPOINT FUNDS CONSIDERED AND APPROVED A SUBADVISORY AGREEMENT BETWEEN WELLINGTON MANAGEMENT AND WELLINGTON MANAGEMENT INTERNATIONAL LTD. AT A MEETING HELD ON MAY 14, 2004. ACCORDINGLY, THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION FOUND UNDER "AGGRESSIVE OPPORTUNITIES FUND - INVESTMENT SUBADVISERS" ON PAGE 33 OF THE PROSPECTUS:

Wellington Management, Boston, Massachusetts, serves as subadviser to the Fund and Wellington Management International Ltd. ("Wellington International"), London, England, serves as sub-subadviser to the Fund pursuant to an agreement between Wellington Management and Wellington International. Wellington Management and Wellington International seek to invest in smaller, U.S. and non-U. S. companies which may provide superior return opportunities. This means that such companies may be under-researched and undiscovered. Edward L. Makin and Jamie A. Rome, CFA, serve as portfolio managers managing the non-North American portion and the North American portion, respectively. Mr. Makin joined Wellington Management in 1994 and transferred to Wellington International on June 7, 2004. He has over 17 years investment experience. Mr. Rome has been with Wellington Management since 1994 and also has more than 17 years of investment experience.


                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE